Facebook Reports Second Quarter 2016 Results

MENLO PARK, Calif. – July 27, 2016 – Facebook, Inc. (NASDAQ: FB) today reported financial results for the quarter ended June 30, 2016.

"Our community and business had another good quarter," said Mark Zuckerberg, Facebook founder and CEO. "We're particularly pleased with our progress in video as we move towards a world where video is at the heart of all our services."

Second Quarter 2016 Financial Highlights*

	Three Months Ended June 30,		Year-over-Year % Change
In millions, except percentages and per share amounts	2016	2015
Revenue:
Advertising	$6,239	$3,827	63%
Payments and other fees	197	215	(8)%
Total revenue	6,436	4,042	59%
Total costs and expenses	3,690	2,769	33%
Income from operations	$2,746	$1,273	116%
Operating margin	43%	31%
Provision for income taxes	711
Effective tax rate	26%
Net income	$2,055	$719	186%
Diluted Earnings per Share (EPS)	$0.71	$0.25	184%

*
The information in the Second Quarter 2016 Financial Highlights table is presented in accordance with generally accepted accounting principles in the United States (GAAP). For non-GAAP financial information, see the table below titled "Reconciliation of GAAP to Non-GAAP Results."

Second Quarter 2016 Operational Highlights

•	Daily active users (DAUs) – DAUs were 1.13 billion on average for June 2016, an increase of 17% year-over-year.

•	Mobile DAUs – Mobile DAUs were 1.03 billion on average for June 2016, an increase of 22% year-over-year.

•	Monthly active users (MAUs) – MAUs were 1.71 billion as of June 30, 2016, an increase of 15% year-over-year.

•	Mobile MAUs – Mobile MAUs were 1.57 billion as of June 30, 2016, an increase of 20% year-over-year.

Second Quarter 2016 Other Financial Highlights

•
Mobile advertising revenue – Mobile advertising revenue represented approximately 84% of advertising revenue for the second quarter of 2016, up from approximately 76% of advertising revenue in the second quarter of 2015.

•	Capital expenditures – Capital expenditures for the second quarter of 2016 were $995 million.

•	Cash and cash equivalents and marketable securities – Cash and cash equivalents and marketable securities were $23.29 billion at the end of the second quarter of 2016.

Webcast and Conference Call Information

Facebook will host a conference call to discuss the results at 2 p.m. PT / 5 p.m. ET today. The live webcast of Facebook's earnings release call can be accessed at investor.fb.com, along with the earnings press release, financial tables and slide presentation. Facebook uses the investor.fb.com and newsroom.fb.com websites as well as Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Following the call, a replay will be available at the same website. A telephonic replay will be available for one week following the conference call at +1 (404) 537-3406 or +1 (855) 859-2056, conference ID 41929608.

About Facebook

Founded in 2004, Facebook’s mission is to give people the power to share and make the world more open and connected. People use Facebook to stay connected with friends and family, to discover what’s going on in the world, and to share and express what matters to them.

Contacts

Investors:
Deborah Crawford
investor@fb.com / investor.fb.com

Press:
Vanessa Chan
press@fb.com / newsroom.fb.com

Forward Looking Statements

This press release contains forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on mobile operating systems, networks, and standards that we do not control; risks associated with new product development and their introduction as well as other new business initiatives; our emphasis on user growth and engagement and the user experience over short-term financial results; competition; litigation; privacy and regulatory concerns; risks associated with acquisitions; security breaches; and our ability to manage growth and geographically-dispersed operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q filed with the SEC on April 28, 2016, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. In addition, please note that the date of this press release is July 27, 2016, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: revenue excluding foreign exchange effect and advertising revenue excluding foreign exchange effect; non-GAAP costs and expenses; non-GAAP income from operations; non-GAAP net income; non-GAAP diluted shares; non-GAAP diluted earnings per share; non-GAAP operating margin; non-GAAP effective tax rate; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items, specifically amortization of intangible assets, share-based compensation expense, and payroll tax related to share-based compensation expense, and the related income tax effects of the aforementioned exclusions, that are recurring and will be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.
We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.
We exclude the following items from one or more of our non-GAAP financial measures:
Amortization of intangible assets. We amortize intangible assets acquired in connection with acquisitions. We exclude these amortization expenses because we do not believe these expenses are reflective of ongoing operating results in the period. These amounts arise from our prior acquisitions and have no direct correlation to the operation of our business.

Share-based compensation expense. We exclude share-based compensation expense because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, we believe that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry.
Payroll tax expense related to share-based compensation. We exclude payroll tax expense related to share-based compensation expense because, without excluding these tax expenses, investors would not see the full effect that excluding share-based compensation expense had on our operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of vesting or exercise, which factors may vary from period to period independent of the operating performance of our business. Similar to share-based compensation expense, we believe that excluding this payroll tax expense provides investors and management with greater visibility to the underlying performance of our business operations and facilitates comparison with other periods as well as the results of other companies.
Income tax effect of amortization of intangible assets, share-based compensation and related payroll tax expenses. We believe excluding the income tax effect of non-GAAP adjustments assists investors and management in understanding the tax provision related to those adjustments and provides useful supplemental information regarding the underlying performance of our business operations.
Foreign exchange effect on revenue. We translated revenue for the three and six months ended June 30, 2016 using the prior year's monthly exchange rates for our settlement currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.
Purchases of property and equipment. We subtract purchases of property and equipment in our calculation of free cash flow because we believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business.
For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except for per share amounts)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$6,436	$4,042	$11,818	$7,586
Costs and expenses:
Cost of revenue	916	668	1,754	1,323
Research and development	1,463	1,170	2,806	2,231
Marketing and sales	899	626	1,726	1,247
General and administrative	412	305	778	579
Total costs and expenses	3,690	2,769	7,064	5,380
Income from operations	2,746	1,273	4,754	2,206
Interest and other income/(expense), net	20	—	78	(1)
Income before provision for income taxes	2,766	1,273	4,832	2,205
Provision for income taxes	711	554	1,267	974
Net income	$2,055	$719	$3,565	$1,231
Less: Net income attributable to participating securities	7	4	12	7
Net income attributable to Class A and Class B common stockholders	$2,048	$715	$3,553	$1,224
Earnings per share attributable to Class A and Class B common stockholders:
Basic	$0.72	$0.26	$1.25	$0.44
Diluted	$0.71	$0.25	$1.23	$0.43
Weighted average shares used to compute earnings per share attributable to Class A and Class B common stockholders:
Basic	2,856	2,796	2,850	2,790
Diluted	2,904	2,850	2,896	2,844
Share-based compensation expense included in costs and expenses:
Cost of revenue	$28	$21	$50	$38
Research and development	623	603	1,209	1,169
Marketing and sales	93	82	175	154
General and administrative	61	57	118	105
Total share-based compensation expense	$805	$763	$1,552	$1,466
Payroll tax expenses related to share-based compensation included in costs and expenses:
Cost of revenue	$1	$1	$3	$2
Research and development	14	7	43	24
Marketing and sales	2	2	7	6
General and administrative	3	2	8	5
Total payroll tax expenses related to share-based compensation	$20	$12	$61	$37
Amortization of intangible assets included in costs and expenses:
Cost of revenue	$54	$45	$98	$88
Research and development	9	10	18	20
Marketing and sales	108	102	212	204
General and administrative	22	23	45	47
Total amortization of intangible assets	$193	$180	$373	$359

FACEBOOK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$5,108	$4,907
Marketable securities	18,185	13,527
Accounts receivable, net of allowances for doubtful accounts of $67 and $68 as of June 30, 2016 and December 31, 2015, respectively	2,801	2,559
Prepaid expenses and other current assets	916	659
Total current assets	27,010	21,652
Property and equipment, net	7,104	5,687
Intangible assets, net	2,879	3,246
Goodwill	18,043	18,026
Other assets	703	796
Total assets	$55,739	$49,407

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$130	$196
Partners payable	232	217
Accrued expenses and other current liabilities	1,770	1,449
Deferred revenue and deposits	79	56
Current portion of capital lease obligations	—	7
Total current liabilities	2,211	1,925
Capital lease obligations, less current portion	—	107
Other liabilities	3,145	3,157
Total liabilities	5,356	5,189
Stockholders' equity
Common stock and additional paid-in capital	37,405	34,886
Accumulated other comprehensive loss	(374)	(455)
Retained earnings	13,352	9,787
Total stockholders' equity	50,383	44,218
Total liabilities and stockholders' equity	$55,739	$49,407

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Cash flows from operating activities
Net income	$2,055	$719	$3,565	$1,231
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	585	459	1,137	916
Share-based compensation	805	763	1,552	1,457
Deferred income taxes	(77)	(66)	(142)	(289)
Tax benefit from share-based award activity	467	386	961	809
Excess tax benefit from share-based award activity	(467)	(386)	(961)	(809)
Other	6	1	19	7
Changes in assets and liabilities:
Accounts receivable	(492)	(282)	(225)	(198)
Prepaid expenses and other current assets	(154)	(47)	(260)	(90)
Other assets	(11)	7	4	(25)
Accounts payable	(41)	31	(39)	16
Partners payable	17	(6)	14	(19)
Accrued expenses and other current liabilities	438	107	422	241
Deferred revenue and deposits	25	(7)	23	(17)
Other liabilities	42	201	111	350
Net cash provided by operating activities	3,198	1,880	6,181	3,580
Cash flows from investing activities
Purchases of property and equipment	(995)	(549)	(2,127)	(1,051)
Purchases of marketable securities	(6,509)	(2,505)	(9,635)	(5,560)
Sales of marketable securities	2,145	2,118	4,158	2,726
Maturities of marketable securities	366	376	903	715
Acquisitions of businesses, net of cash acquired, and purchases of intangible assets	(19)	(25)	(20)	(282)
Change in restricted cash and deposits	41	21	74	44
Net cash used in investing activities	(4,971)	(564)	(6,647)	(3,408)
Cash flows from financing activities
Principal payments on capital lease and other financing obligations	—	(37)	(312)	(84)
Excess tax benefit from share-based award activity	467	386	961	809
Other financing activities, net	4	(7)	6	(12)
Net cash provided by financing activities	471	342	655	713
Effect of exchange rate changes on cash and cash equivalents	(46)	46	12	(77)
Net (decrease) increase in cash and cash equivalents	(1,348)	1,704	201	808
Cash and cash equivalents at beginning of period	6,456	3,419	4,907	4,315
Cash and cash equivalents at end of period	$5,108	$5,123	$5,108	$5,123

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Supplemental cash flow data
Cash paid during the period for:
Interest	$—	$2	$11	$5
Income taxes, net	$237	$40	$407	$159
Non-cash investing and financing activities:
Net change in accounts payable, accrued expenses and other current liabilities, and other liabilities related to property and equipment additions	$37	$8	$89	$194
Promissory note payable issued in connection with an acquisition	$—	$—	$—	$198

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages and per share amounts)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
GAAP revenue	$6,436	$4,042	$11,818	$7,586
Foreign exchange effect on 2016 revenue using 2015 rates	1		203
Revenue excluding foreign exchange effect	$6,437		$12,021
GAAP revenue year-over-year change %	59%		56%
Revenue excluding foreign exchange effect year-over-year change %	59%		58%
GAAP advertising revenue	$6,239	$3,827	$11,440	$7,144
Foreign exchange effect on 2016 advertising revenue using 2015 rates	1		203
Advertising revenue excluding foreign exchange effect	$6,240		$11,643
GAAP advertising revenue year-over-year change %	63%		60%
Advertising revenue excluding foreign exchange effect year-over-year change %	63%		63%
GAAP costs and expenses	$3,690	$2,769	$7,064	$5,380
Share-based compensation expense	(805)	(763)	(1,552)	(1,466)
Payroll tax expenses related to share-based compensation	(20)	(12)	(61)	(37)
Amortization of intangible assets	(193)	(180)	(373)	(359)
Non-GAAP costs and expenses	$2,672	$1,814	$5,078	$3,518
GAAP income from operations	$2,746	$1,273	$4,754	$2,206
Share-based compensation expense	805	763	1,552	1,466
Payroll tax expenses related to share-based compensation	20	12	61	37
Amortization of intangible assets	193	180	373	359
Non-GAAP income from operations	$3,764	$2,228	$6,740	$4,068
GAAP net income	$2,055	$719	$3,565	$1,231
Share-based compensation expense	805	763	1,552	1,466
Payroll tax expenses related to share-based compensation	20	12	61	37
Amortization of intangible assets	193	180	373	359
Income tax adjustments	(252)	(237)	(501)	(467)
Non-GAAP net income	$2,821	$1,437	$5,050	$2,626
GAAP and Non-GAAP diluted shares	2,904	2,850	2,896	2,844
GAAP diluted earnings per share	$0.71	$0.25	$1.23	$0.43
Non-GAAP adjustments to net income	0.26	0.25	0.51	0.49
Non-GAAP diluted earnings per share	$0.97	$0.50	$1.74	$0.92
GAAP operating margin	43%	31%	40%	29%
Share-based compensation expense	13%	19%	13%	19%
Payroll tax expenses related to share-based compensation	—%	—%	1%	—%
Amortization of intangible assets	3%	4%	3%	5%
Non-GAAP operating margin	58%	55%	57%	54%
GAAP income before provision for income taxes	$2,766	$1,273	$4,832	$2,205
GAAP provision for income taxes	711	554	1,267	974
GAAP effective tax rate	26%	44%	26%	44%
GAAP income before provision for income taxes	$2,766	$1,273	$4,832	$2,205
Share-based compensation and related payroll tax expenses	825	775	1,613	1,503

Amortization of intangible assets	193	180	373	359
Non-GAAP income before provision for income taxes	$3,784	$2,228	$6,818	$4,067
Non-GAAP provision for income taxes	963	791	1,768	1,441
Non-GAAP effective tax rate	25%	36%	26%	35%
Net cash provided by operating activities	$3,198	$1,880	$6,181	$3,580
Purchases of property and equipment	(995)	(549)	(2,127)	(1,051)
Free cash flow	$2,203	$1,331	$4,054	$2,529